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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this proxy statement/prospectus of our report dated July 20, 1999 included in Genesys Telecommunications Laboratories, Inc.'s Form 10-K/A for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

San Jose, California
December 17, 1999